                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d)
                 of the Securities and Exchange Act of 1934

              Date of Report (date of earliest event reported)
                                 May 14,1996

                     SCIENTIFIC SOFTWARE-INTERCOMP,INC.
                     ----------------------------------
           (Exact name of registrant as specified in its charter)

         Colorado                        0-4882                 84-0581776
 ----------------------------      -------------------      ------------------
 (State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


   1801 California Street, Suite 295,
   Denver, Colorado                                           80202
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   (Address of principal executive offices)                 (Zip Code)



                               (303) 292-1111
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            (Registrant's telephone number, including area code)


                               Not applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Items 1 - 4. Inapplicable.

Item 5.      Other Events

Dr. E. A. Breitenbach, Chairman and CEO, resigned his positions and retired, effective 15 May 1996. Dr. Breitenbach will provide consulting services to the Company. George Steel, currently President of the Company, will replace Breitenbach as Chairman and CEO. Ron Hottovy, Chief Financial Officer, also resigned effective 15 May 1996.





Items 6 - 8. Inapplicable.


                                             SCIENTIFIC SOFTWARE-INTERCOMP, INC.

Date: May 14, 1996


                                         By:       /s/ GEORGE STEEL
                                            ------------------------------------
                                             George Steel, President and
                                             Chief Executive Officer